UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     January 2, 2008
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46000 Center Oak Plaza
Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)
(571) 434-5400
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) In connection with the events described below, Larry Bouman will step down as Chief Operating Officer of the Company on January 7, 2008. Mr. Bouman will continue as a senior advisor to NeuStar management, a role he has held since 1999, and will assist with transition efforts.
(c) Lisa Hook was appointed as President and Chief Operating Officer of the Company, effective January 7, 2008. The Company issued a press release announcing Ms. Hook’s appointment on January 2, 2008. A copy of the press release is furnished herewith as Exhibit 99.1.
     Prior to joining the Company, Ms. Hook, 49, served as President and Chief Executive Officer of Sunrocket, Inc., a voice over IP (VoIP) service provider, from 2006 to 2007. From 2001 to 2004, she held several executive-level posts at America Online, Inc., a web services company, including President, AOL Broadband, Premium and Developer Services; President, AOL Anywhere; and Senior Vice President and Chief Operating Officer, AOL Mobile. After leaving America Online in 2004, Ms. Hook briefly consulted for AOL and served on various corporate boards. Earlier, she was partner at Brera Capital Partners, LLC and managing director at Alpine Capital Group LLC. Ms. Hook also served in executive and special advisory roles at Time Warner, Inc., was legal adviser to the Chairman of the Federal Communications Commission, and was a senior attorney at Viacom International, Inc.
     Ms. Hook’s 2008 base salary will be $435,000, and her target award level under the Company’s Annual Performance Incentive Plan will be 100% of her base salary. In addition, management has agreed to recommend to the Compensation Committee equity awards, commensurate with Ms. Hook’s position, under the Company’s 2005 Stock Incentive Plan. The amount and terms of such awards will be determined by the Compensation Committee in its sole discretion. As a senior officer of the Company, Ms. Hook will be considered a Key Employee under the Company’s Key Employee Severance Pay Plan.
     Finally, in connection with her appointment as an officer of the Company, Ms. Hook will enter into the Company’s form of Indemnification Agreement, which has been entered into by each of the Company’s other executive officers. A copy of the form of Indemnification Agreement was filed with the Securities and Exchange Commission under cover of Amendment No. 5 to the Company’s Registration Statement on Form S-1 on June 10, 2005. The form of Indemnification Agreement generally requires the Company to indemnify officers to the fullest extent permitted by law.
     There are no arrangements or understandings between Ms. Hook and any other person pursuant to which she was selected to be an officer of the Company, nor are there any transactions between the Company and Ms. Hook that are reportable under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.
     The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description

99.1	Press Release of NeuStar, Inc. dated January 2, 2008.

99.2	Form of Indemnification Agreement, incorporated by reference to Exhibit 10.49 to Amendment No. 5 to NeuStar’s Registration Statement on Form S-1, filed June 10, 2005 (File No. 333-123635).

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2008	NEUSTAR, INC.
	By:	/S/ Martin K. Lowen
		Name:	Martin K. Lowen
		Title:	Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of NeuStar, Inc. dated January 2, 2008.

99.2	Form of Indemnification Agreement, incorporated by reference to Exhibit 10.49 to Amendment No. 5 to NeuStar’s Registration Statement on Form S-1, filed June 10, 2005 (File No. 333-123635).